Exhibit 99.1

ALBUQUERQUE, N.M.
February 6, 2024

PNM Resources Reports 2023 Results and Introduces 2024 Earnings Guidance
Conference call at 11 a.m. Eastern today

•2023 GAAP earnings of $1.02 per diluted share
•2023 ongoing earnings of $2.82 per diluted share
•2024 ongoing earnings guidance range of $2.65 - $2.75 per diluted share

                PNM Resources (In millions, except EPS)

	2023	2022
GAAP net earnings attributable to PNM Resources	$87.8	$169.5
GAAP diluted EPS	$1.02	$1.97
Ongoing net earnings	$243.5	$231.5
Ongoing diluted EPS	$2.82	$2.69

PNM Resources (NYSE: PNM) today released its 2023 earnings results. GAAP earnings include one-time charges for rate credits associated with the San Juan Generating Station abandonment settlement and disallowances in PNM’s recent rate case decision related to legacy generation assets.

In addition, management announced its 2024 consolidated ongoing earnings guidance of $2.65 to $2.75 per diluted share and refreshed its long-term earnings growth target to a range of 6% to 7% through 2028 based on the 2024 guidance midpoint of $2.70.

“Our financial results continue to demonstrate our ability to navigate our environment and deliver an attractive return on investments by increasing the geographic and regulatory diversification of our rate base,” said Pat Vincent-Collawn, PNM Resources’ chairman and CEO. “Our outlook for 2024 and beyond prioritizes investments supported by legislative and regulatory initiatives for a reliable and resilient grid to meet growing customer demands and enable the clean energy transition, resulting in targeted earnings growth of 6% to 7% through 2028.”

SEGMENT REPORTING OF 2023 EARNINGS

•PNM – a vertically integrated electric utility in New Mexico with distribution, transmission and generation assets.

•TNMP – an electric transmission and distribution utility in Texas.

•Corporate and Other – reflects the PNM Resources holding company and other subsidiaries.

EPS Results by Segment

	GAAP Diluted EPS		Ongoing Diluted EPS
	2023	2022	2023	2022
PNM	$0.41	$1.20	$2.22	$1.90
TNMP	$1.10	$1.07	$1.11	$1.07
Corporate and Other	($0.49)	($0.3)	($0.51)	($0.28)

Consolidated PNM Resources	$1.02	$1.97	$2.82	$2.69

Net changes to GAAP and ongoing earnings in 2023 compared to 2022 include:

•PNM: Lower costs associated with generation portfolio changes, increased customer usage due to hotter temperatures, increased transmission margins due to higher system demand, fewer gas plant outages, and improved market performance of decommissioning and reclamation trusts were partially offset by planned O&M expenses and depreciation and interest expense associated with new capital investments.

•TNMP: Increased rate recovery through the Transmission Cost of Service (TCOS) and Distribution Cost Recovery Factor (DCRF) mechanisms and higher demand-based load growth was partially offset by depreciation, property tax and interest expense associated with new capital investments and higher planned O&M expenses.

•Corporate and Other: Higher interest rates on variable rate debt, net of hedges, increased losses.

In addition, GAAP earnings decreased in 2023 primarily due to $242.0 million in regulatory disallowances and restructuring costs, which includes a settlement involving rate credits associated with the retirement of the San Juan Generating Station and disallowances in PNM’s recent rate case outcome related to legacy generation assets. These costs were offset by $33.3 million of net unrealized gains on investment securities in 2023 compared to $63.8 million of net unrealized losses in 2022.

Additional materials with information on quarterly results are available at
http://www.pnmresources.com/investors/results.cfm.

CONFERENCE CALL: 11 A.M. EASTERN TUESDAY, FEBRUARY 6

PNM Resources will discuss these items during a live conference call and webcast on Tuesday, February 6th at 11 a.m. Eastern. Speaking on the call will be Pat Vincent-Collawn, PNM Resources Chairman and Chief Executive Officer, Don Tarry, PNM Resources President and Chief Operating Officer, and Lisa Eden, PNM Resources Senior Vice President, Chief Financial Officer and Treasurer.

The conference call will be simultaneously broadcast and archived on our website at
http://www.pnmresources.com/investors/events-and-presentations. Listeners are encouraged to visit the website at least 30 minutes before the event to register, download and install any necessary audio software.

Investors and analysts can participate in the live conference call by pre-registering using the following link to receive a special dial-in number and PIN: https://dpregister.com/sreg/10185268/fb4a373624. Telephone participants who are unable to pre-register may participate in the live conference call by dialing (877) 276-8648 or (412) 317-5474 fifteen minutes prior to the event and referencing “the PNM Resources earnings call”.

Supporting material for PNM Resources’ earnings announcements can be viewed and downloaded at http://www.pnmresources.com/investors/results.cfm.

Background:
PNM Resources (NYSE: PNM) is an energy holding company based in Albuquerque, N.M., with 2023 consolidated operating revenues of $1.9 billion. Through its regulated utilities, PNM and TNMP, PNM Resources provides electricity to more than 800,000 homes and businesses in New Mexico and Texas. PNM serves its customers with a diverse mix of generation and purchased power resources totaling 3.1 gigawatts of capacity, with a goal to achieve 100% emissions-free generation by 2040. For more information, visit the company's website at www.PNMResources.com.

CONTACTS:
Analysts                        Media
Lisa Goodman                        Raymond Sandoval
(505) 241-2160                    (505) 241-2782

Preliminary Unaudited Financial Results
The preliminary unaudited financial results for the fiscal year ended December 31, 2023, included in this press release represent the most current information available to management and are not a comprehensive statement of the financial results for this period. Actual results may differ from these preliminary unaudited results due to the completion of the company's year-end financial closing procedures, including final adjustments, completion of the audit by the company's independent registered public accounting firm, completion of the internal control over financial reporting and other developments that may arise between the date of this press release and the time that financial results for the fiscal year ended December 31, 2023, are finalized.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
Statements made in this news release for PNM Resources, Inc. (“PNMR”), Public Service Company of New Mexico (“PNM”), or Texas-New Mexico Power Company (“TNMP”) (collectively, the “Company”) that relate to future events or expectations, projections, estimates, intentions, goals, targets, and strategies, including the unaudited financial results and earnings guidance, are made pursuant to the Private Securities Litigation Reform Act of 1995. Readers are cautioned that all forward-looking statements are based upon current expectations and estimates and apply only as of the date of this report. PNMR, PNM, and TNMP assume no obligation to update this information. Because actual results may differ materially from those expressed or implied by these forward-looking statements, PNMR, PNM, and TNMP caution readers not to place undue reliance on these statements. PNMR's, PNM's, and TNMP's business, financial condition, cash flow, and operating results are influenced by many factors, which are often beyond their control, that can cause actual results to differ from those expressed or implied by the forward-looking statements. For a discussion of risk factors and other important factors affecting forward-looking statements, please see the Company’s Form 10-K, Form 10-Q filings and the information included in the Company’s Forms 8-K with the Securities and Exchange Commission, which factors are specifically incorporated by reference herein.

Non-GAAP Financial Measures
GAAP refers to generally accepted accounting principles in the U.S. Ongoing earnings is a non-GAAP financial measure that excludes the impact of net unrealized mark-to-market gains and losses on economic hedges, the net change in unrealized gains and losses on investment securities, pension expense related to previously disposed of gas distribution business, and certain non-recurring, infrequent, and other items that are not indicative of fundamental changes in the earnings capacity of the Company's operations. The Company uses ongoing earnings and ongoing earnings per diluted share to evaluate the operations of the Company and to establish goals, including those used for certain aspects of incentive compensation, for management and employees. While the Company believes these financial measures are appropriate and useful for investors, they are not measures presented in accordance with GAAP. The Company does not intend for these measures, or any piece of these measures, to represent any financial measure as defined by GAAP. Furthermore, the Company’s calculations of these measures as presented may or may not be comparable to similarly titled measures used by other companies. The Company uses ongoing earnings guidance to provide investors with management's expectations of ongoing financial performance over the period presented. While the Company believes ongoing earnings guidance is an appropriate measure, it is not a measure presented in accordance with GAAP. The Company does not intend for ongoing earnings guidance to represent an expectation of net earnings as defined by GAAP. Since the future differences between GAAP and ongoing earnings are frequently outside the control of the Company, management is generally not able to estimate the impact of the reconciling items between forecasted GAAP net earnings and ongoing earnings guidance, nor their probable impact on GAAP net earnings without unreasonable effort, therefore, management is generally not able to provide a corresponding GAAP equivalent for ongoing earnings guidance. Reconciliations between GAAP and ongoing earnings are contained in schedules 1-4.

PNM Resources, Inc. and Subsidiaries
Schedule 1
Reconciliation of GAAP to Ongoing Earnings
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(in thousands)
Quarter Ended December 31, 2023
GAAP Net Earnings (Loss) Attributable to PNMR:	$(58,179)	$20,768	$(12,815)	$(50,226)
Adjusting items before income tax effects
Net change in unrealized (gains) and losses on investment securities2a	(26,840)	—	—	(26,840)
Regulatory disallowances and restructuring costs2b	117,238	1,173	—	118,411
Pension expense related to previously disposed of gas distribution business2c	678	—	—	678
Merger related costs2d	671	301	302	1,274
Total adjustments before income tax effects	91,747	1,474	302	93,523
Income tax impact of above adjustments[1]	(23,304)	(310)	(76)	(23,690)
SJGS retirement income tax adjustments[3]	(1,199)	—	—	(1,199)
Income tax impact of non-deductible merger related costs[3]	(46)	3	(2,428)	(2,471)
Timing of statutory and effective tax rates on non-recurring items[4]	(240)	(51)	(144)	(435)
Total income tax impacts[5]	(24,789)	(358)	(2,648)	(27,795)
Adjusting items, net of income taxes	66,958	1,116	(2,346)	65,728
Ongoing Earnings (Loss)	$8,779	$21,884	$(15,161)	$15,502

Year Ended December 31, 2023
GAAP Net Earnings (Loss) Attributable to PNMR:	$35,657	$94,937	$(42,776)	$87,818
Adjusting items before income tax effects
Net change in unrealized (gains) and losses on investment securities2a	(33,278)	—	—	(33,278)
Regulatory disallowances and restructuring costs2b	240,840	1,173	—	242,013
Pension expense related to previously disposed of gas distribution business2c	2,716	—	—	2,716
Merger related costs2d	730	303	953	1,986
Total adjustments before income tax effects	211,008	1,476	953	213,437
Income tax impact of above adjustments[1]	(53,596)	(310)	(242)	(54,148)
SJGS retirement income tax adjustments[3]	(1,199)	—	—	(1,199)
Income tax impact of non-deductible merger related costs[3]	(40)	3	(2,334)	(2,371)
Total income tax impacts[5]	(54,835)	(307)	(2,576)	(57,718)
Adjusting items, net of income taxes	156,173	1,169	(1,623)	155,719
Ongoing Earnings (Loss)	$191,830	$96,106	$(44,399)	$243,537

[1] Tax effects calculated using a tax rate of 21.0% for TNMP and 25.4% for other segments
[2] The pre-tax impacts (in thousands) of adjusting items are reflected on the GAAP Consolidated Statement of Earnings as follows:
[a] Changes in "Gains (losses) on investment securities" reflecting non-cash performance relative to market, not indicative of funding requirements
[b] Decreases in "Electric operating revenues" of $52.2 million and $169.8 million for the three and twelve months ended December 31, 2023, increases in "Regulatory disallowances and restructuring costs" of $65.9 million and $71.9 million for the three and twelve months ended December 31, 2023, and increases in "Interest charges" of $0.3 million for the three and twelve months ended December 31, 2023

[c] Increases in "Other (deductions)"
[d] Increases in "Administrative and general"
[3] Increases (decreases) in "Income Taxes"
[4] Income tax timing impacts resulting from differences between the statutory rates of 25.4% for PNM, 21.0% for TNMP and the average expected statutory tax rate of 23.7% for PNMR, and the GAAP anticipated effective tax rates of 18.6% for PNM, 15.0% for TNMP, and 15.6% for PNMR, which reversed by year end

[5] Income tax impacts reflected in "Income Taxes"

PNM Resources, Inc. and Subsidiaries
Schedule 2
Reconciliation of GAAP to Ongoing Earnings
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(in thousands)
Quarter Ended December 31, 2022
GAAP Net Earnings (Loss) Attributable to PNMR:	$7,808	$19,725	$(11,788)	$15,745
Adjusting items before income tax effects
Net change in unrealized (gains) and losses on investment securities2a	(17,279)	—	—	(17,279)
FERC ordered time-value refunds2b	8,057	—	—	8,057
Pension expense related to previously disposed of gas distribution business2d	614	—	—	614
Merger related costs2e	14	2	194	210
Total adjustments before income tax effects	(8,594)	2	194	(8,398)
Income tax impact of above adjustments[1]	2,183	(1)	(49)	2,133
SJGS retirement income tax adjustments[3]	3,525	—	—	3,525
Income tax impact of non-deductible merger related costs[3]	(239)	(154)	33	(360)
Timing of statutory and effective tax rates on non-recurring items[4]	(41)	(144)	149	(36)
Total income tax impacts[5]	5,428	(299)	133	5,262
Adjusting items, net of income taxes	(3,166)	(297)	327	(3,136)
Ongoing Earnings (Loss)	$4,642	$19,428	$(11,461)	$12,609

Year Ended December 31, 2022
GAAP Net Earnings (Loss) Attributable to PNMR:	$103,370	$92,267	$(26,107)	$169,530
Adjusting items before income tax effects
Net change in unrealized (gains) and losses on investment securities2a	63,805	—	—	63,805
FERC ordered time-value refunds2b	8,057	—	—	8,057
Regulatory disallowances and restructuring costs2c	2,025	—	—	2,025
Pension expense related to previously disposed of gas distribution business2d	2,456	—	—	2,456
Merger related costs2e	81	6	1,763	1,850
Total adjustments before income tax effects	76,424	6	1,763	78,193
Income tax impacts of above adjustments[1]	(19,412)	(2)	(447)	(19,861)
SJGS retirement income tax adjustments[3]	3,525	—	—	3,525
Income tax impact of non-deductible merger related costs[3]	13	2	75	90
Total income tax impacts[4]	(15,874)	—	(372)	(16,246)
Adjusting items, net of income taxes	60,550	6	1,391	61,947
Ongoing Earnings (Loss)	$163,920	$92,273	$(24,716)	$231,477

[1] Tax effects calculated using a tax rate of 21.0% for TNMP and 25.4% for other segments
[2] The pre-tax impacts (in thousands) of adjusting items are reflected on the GAAP Consolidated Statement of Earnings as follows:
[a] Changes in "Gains (losses) on investment securities" reflecting non-cash performance relative to market, not indicative of funding requirements
[b] Decrease in "Electric operating revenues"
[c] Increase in "Regulatory disallowances and restructuring costs"
[d] Increases in "Other (deductions)"
[e] Increases in "Administrative and general"
[3] Increases (decreases) in "Income Taxes"
[4] Income tax timing impacts resulting from differences between the statutory rates of 25.4% for PNM, 21.0% for TNMP and the average expected statutory tax rate of 23.0% for PNMR, and the GAAP anticipated effective tax rates of 11.0% for PNM, 13.4% for TNMP, and 10.1% for PNMR, which reversed by year end.

[5] Income tax impacts reflected in "Income Taxes"

PNM Resources, Inc. and Subsidiaries
Schedule 3
Reconciliation of GAAP to Ongoing Earnings Per Diluted Share
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(per diluted share)
Quarter Ended December 31, 2023
GAAP Net Earnings (Loss) Attributable to PNMR:	$(0.67)	$0.24	$(0.15)	$(0.58)
Adjusting items, net of income tax effects
Net change in unrealized (gains) and losses on investment securities	(0.23)	—	—	(0.23)
Regulatory disallowances and restructuring costs	1.01	0.01	—	1.02
Merger related costs	—	—	(0.02)	(0.02)
SJGS retirement income tax adjustments	(0.01)	—	—	(0.01)
Total Adjustments	0.77	0.01	(0.02)	0.76
Ongoing Earnings (Loss)	$0.10	$0.25	$(0.17)	$0.18
Average Diluted Shares Outstanding: 86,932,542

Year Ended December 31, 2023
GAAP Net Earnings (Loss) Attributable to PNMR:	$0.41	$1.10	$(0.49)	$1.02
Adjusting items, net of income tax effects
Net change in unrealized (gains) and losses on investment securities	(0.29)	—	—	(0.29)
Regulatory disallowances and restructuring costs	2.08	0.01	—	2.09
Pension expense related to previously disposed of gas distribution business	0.02	—	—	0.02
Merger related costs	0.01	—	(0.02)	(0.01)
SJGS retirement income tax adjustments	(0.01)	—	—	(0.01)
Total Adjustments	1.81	0.01	(0.02)	1.80
Ongoing Earnings (Loss)	$2.22	$1.11	$(0.51)	$2.82
Average Diluted Shares Outstanding: 86,368,999

PNM Resources, Inc. and Subsidiaries
Schedule 4
Reconciliation of GAAP to Ongoing Earnings Per Diluted Share
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(per diluted share)
Quarter Ended December 31, 2022
GAAP Net Earnings (Loss) Attributable to PNMR:	$0.09	$0.23	$(0.14)	$0.18
Adjusting items, net of income tax effects
Net change in unrealized (gains) and losses on investment securities	(0.15)	—	—	(0.15)
FERC ordered time-value refunds	0.07	—	—	0.07
Merger related costs	—	—	0.01	0.01
SJGS retirement income tax adjustments	0.04	—	—	0.04
Total Adjustments	(0.04)	—	0.01	(0.03)
Ongoing Earnings (Loss)	$0.05	$0.23	$(0.13)	$0.15
Average Diluted Shares Outstanding: 86,142,434

Year Ended December 31, 2022
GAAP Net Earnings (Loss) Attributable to PNMR:	$1.20	$1.07	$(0.30)	$1.97
Adjusting items, net of income tax effects
Net change in unrealized (gains) and losses on investment securities	0.55	—	—	0.55
FERC ordered time-value refunds	0.07	—	—	0.07
Regulatory disallowances and restructuring costs	0.02	—	—	0.02
Pension expense related to previously disposed of gas distribution business	0.02	—	—	0.02
Merger related costs	—	—	0.02	0.02
SJGS retirement income tax adjustments	0.04	—	—	0.04
Total Adjustments	0.70	—	0.02	0.72
Ongoing Earnings (Loss)	$1.90	$1.07	$(0.28)	$2.69
Average Diluted Shares Outstanding: 86,168,751

PNM Resources, Inc. and Subsidiaries
Schedule 5
Consolidated Statements of Earnings
(Preliminary and Unaudited)

	Year Ended December 31,
	2023	2022	2021
	(In thousands, except per share amounts)
Electric Operating Revenues	$1,939,198	$2,249,555	$1,779,873
Operating Expenses:
Cost of energy	802,261	987,941	644,853
Administrative and general	227,900	227,149	230,292
Energy production costs	91,610	147,347	143,931
Regulatory disallowances and restructuring costs	71,923	832	1,194
Depreciation and amortization	319,503	304,853	284,107
Transmission and distribution costs	98,721	94,684	81,335
Taxes other than income taxes	95,940	92,989	86,008
Total operating expenses	1,707,858	1,855,795	1,471,720
Operating income	231,340	393,760	308,153
Other Income and Deductions:
Interest income	21,963	16,095	14,662
Gains (losses) on investment securities	19,246	(78,357)	16,850
Other income	24,204	21,601	20,200
Other (deductions)	(15,869)	(13,881)	(18,559)
Net other income and (deductions)	49,544	(54,542)	33,153
Interest Charges	190,355	127,908	96,877
Earnings before Income Taxes	90,529	211,310	244,429
Income Taxes (Benefits)	(16,350)	26,130	32,582
Net Earnings	106,879	185,180	211,847
(Earnings) Attributable to Valencia Non-controlling Interest	(18,533)	(15,122)	(15,490)
Preferred Stock Dividend Requirements of Subsidiary	(528)	(528)	(528)
Net Earnings Attributable to PNMR	$87,818	$169,530	$195,829
Net Earnings Attributable to PNMR per Common Share:
Basic	$1.02	$1.97	$2.28
Diluted	$1.02	$1.97	$2.27